                       New England Life Insurance Company

                               Power of Attorney

                              Eric T. Steigerwalt
          Chairman of the Board, President and Chief Executive Officer
                                 and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     .    New England Variable Life Separate Account
          (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

     .    New England Variable Annuity Separate Account
          (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2013.

/s/ Eric T. Steigerwalt
---------------------------------
Eric T. Steigerwalt

                       New England Life Insurance Company

                               Power of Attorney

                                Steven H. Ashton
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Steven H. Ashton, a Director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     .    New England Variable Life Separate Account
          (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

     .    New England Variable Annuity Separate Account
          (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2013.

/s/ Steven H. Ashton
---------------------------------
Steven H. Ashton

                       New England Life Insurance Company

                               Power of Attorney

                             Kimberly A. Berwanger
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kimberly A. Berwanger, a Director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     .   New England Variable Life Separate Account
         (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

     .   New England Variable Annuity Separate Account
        (American Growth Series File No.033-85442, American Forerunner Series
         File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2012.

/s/ Kimberly A. Berwanger
---------------------------------
Kimberly A. Berwanger

                       New England Life Insurance Company

                               Power of Attorney

                                Peter M. Carlson
        Director, Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Director, Executive Vice President and Chief Accounting Officer of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     .    New England Variable Life Separate Account
          (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

     .    New England Variable Annuity Separate Account
          (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2013.

/s/ Peter M. Carlson
---------------------------------
 Peter M. Carlson

                       New England Life Insurance Company

                               Power of Attorney

                               Michael P. Harwood
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Michael P. Harwood, a Director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     .    New England Variable Life Separate Account
          (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

     .    New England Variable Annuity Separate Account
          (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2013.

/s/ Michael P. Harwood
---------------------------------
 Michael P. Harwood

                       New England Life Insurance Company

                               Power of Attorney

                                 Gene L. Lunman
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Gene L. Lunman, a Director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     .    New England Variable Life Separate Account
          (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

     .    New England Variable Annuity Separate Account
          (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2013.

/s/ Gene L. Lunman
---------------------------------
Gene L. Lunman

                       New England Life Insurance Company

                               Power of Attorney

                             Catherine M. Richmond
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Catherine M. Richmond, a Director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     .    New England Variable Life Separate Account
          (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

     .    New England Variable Annuity Separate Account
          (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2013.

/s/ Catherine M. Richmond
---------------------------------
 Catherine M. Richmond

                       New England Life Insurance Company

                               Power of Attorney

                                 Anne M. Belden
                            Vice President, Finance

KNOW ALL MEN BY THESE PRESENTS, that I, Anne M. Belden, Vice President, Finance of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     .    New England Variable Life Separate Account
          (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

     .    New England Variable Annuity Separate Account
          (American Growth Series File No. 033-85442, American Forerunner Series File No.333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2013.

/s/ Anne M. Belden
---------------------------------
 Anne M. Belden